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                     CLASS A, CLASS B AND CLASS C SHARES OF

                         AIM GLOBAL INFRASTRUCTURE FUND

                          Supplement dated May 22, 2002
                     to the Prospectus dated March 1, 2002,
                          as supplemented March 5, 2002

The Board of Trustees of AIM Investment Funds ("AIF") unanimously approved, on May 15, 2002, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Global Infrastructure Fund ("Global Infrastructure Fund"), a series of AIF, would transfer substantially all of its assets to AIM Global Utilities Fund ("Global Utilities Fund"), a series of AIM Funds Group. As a result of the transaction, shareholders of Global Infrastructure Fund would receive shares of Global Utilities Fund in exchange for their shares of Global Infrastructure Fund, and Global Infrastructure Fund would cease operations.

The investment objective of Global Utilities Fund is to achieve a high total return. The investment objective of Global Infrastructure Fund is to achieve long-term growth of capital. Both funds seek to achieve their investment objective by investing in a portfolio of equity securities and fixed income securities.

The Plan requires approval of Global Infrastructure Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in September 2002. If the Plan is approved by shareholders of Global Infrastructure Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about August 1, 2002, Global Infrastructure Fund will be closed to new investors.